SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549
           ----------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT


         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 Date of Report
                        (Date of earliest event reported):

                                  June 1, 2000
               ----------------------------------------------------

                              THERMO TERRATECH INC.
             (Exact name of Registrant as specified in its charter)


Delaware                            1-9549               04-2925807
(State or other jurisdiction of     (Commission          (I.R.S. Employer
incorporation or organization)      File Number)         Identification Number)


81 Wyman Street, P.O. Box 9046
Waltham, Massachusetts                                                02454-9046
(Address of principal executive offices)                              (Zip Code)

          Registrant's telephone number including area code: (781) 622-1000

                                                       FORM 8-K

                              THERMO TERRATECH INC.

Item 2.  Disposition of Assets

      On June 1, 2000, Thermo TerraTech (the "Company") sold substantially all of the assets and liabilities of its metal treating business (the "Metal Treating Business"), which includes the Company's Metallurgical, Inc., Cal-Doran Metallurgical Services, Inc., and Metal Treating Inc. subsidiaries, to Lindberg Corporation (the "Buyer") for $15.7 million in cash, subject to adjustment as described below. The purchase price includes $1.1 million of real estate leased by the Metal Treating Business that was owned by Thermo Electron Corporation, the Company's parent. The Asset Purchase Agreement provides that within 30 days of the closing date of the sale, the Buyer will determine the net book value of the Metal Treating Business as of the closing date. If the net book value, including the real estate owned by Thermo Electron, is more than $8,323,000, the purchase price will be increased dollar for dollar by the amount of the increase. Alternatively, if the net book value is less than $8,323,000, the purchase price will be reduced dollar for dollar by the amount of the shortfall.

      The assets sold in the transaction include all contracts, accounts receivable, inventories, prepaid expenses, fixed assets (plant and equipment), and proprietary rights (including the "Cal-Doran National City," "Cal-Doran," "Metallurgical Services, Inc.," "Metal Treating Inc.," "Metallurgical Incorporated," and "SCAT" tradenames) of the Metal Treating Business. The Buyer assumed all operating liabilities of the Metal Treating Business including liabilities and obligations under the purchased contracts and all liabilities and obligations relating to the purchased real property.

      The Buyer also assumed all environmental liabilities arising from the Company's operation of the Metal Treating Business except for environmental liabilities arising from or relating to certain sites and activities as described in the Asset Purchase Agreement. In the event that after the closing, the Buyer incurs greater than $1 million in expenses resulting from such environmental liabilities, the Company has agreed to indemnify the Buyer for reasonable environmental expenses in excess of $1,000,000, but not to exceed $3,500,000. The Company's indemnity obligation pertains only to those environmental liabilities arising from conditions identified by the Buyer between June 1, 2000, and June 1, 2002. The Company has not recorded a liability in connection with this indemnity because the amount that would likely be paid by the Company, if any, cannot be reasonably estimated.

                                                           FORM 8-K

                              THERMO TERRATECH INC.

Item 7. Financial Statements, Pro Forma Condensed Financial Information and Exhibits

(a)   Financial Statements

      Not applicable.

(b)   Pro Forma Condensed Financial Statements

      The following unaudited pro forma consolidated condensed statements of operations set forth the results of operations for the fiscal year ended April 3, 1999, and the nine months ended January 1, 2000, as if the disposition by the Company of the Metal Treating Business had occurred at the beginning of fiscal 1999. The unaudited pro forma consolidated condensed balance sheet sets forth the financial position as of January 1, 2000, as if the disposition had occurred as of that date.

      The pro forma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the sale of the Metal Treating Business been consummated at the beginning of fiscal 1999. These statements should be read in conjunction with the accompanying notes herein and the historical consolidated financial statements and related notes of the Company included in its Annual Report on Form 10-K, as amended, for the fiscal year ended April 3, 1999, and Quarterly Report on Form 10-Q for the nine months ended January 1, 2000.

                                                         FORM 8-K

                              THERMO TERRATECH INC.

                 PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                         Fiscal Year Ended April 3, 1999
                                   (Unaudited)

                                                                      Thermo       Less:
                                                                   TerraTech  Metal Treating     Pro Forma
                                                                   (In thousands except per share amounts)

   Revenues                                                         $310,039       $ 19,274       $290,765
                                                                    --------       --------       --------

   Costs and Operating Expenses:
    Cost of revenues                                                 247,610         14,586        233,024
    Selling, general, and administrative expenses                     46,224          2,349         43,875
    Restructuring costs                                               10,217              -         10,217
                                                                    --------       --------       --------

                                                                     304,051         16,935        287,116
                                                                    --------       --------       --------

   Operating Income                                                    5,988          2,339          3,649

   Interest Income                                                     2,185              -          2,185
   Interest Expense                                                   (8,981)             -         (8,981)
                                                                    --------       --------       --------

   Income (Loss) Before Income Taxes and Minority Interest              (808)         2,339         (3,147)
   Provision for Income Taxes                                         (1,786)          (902)          (884)
   Minority Interest Income                                            1,173              -          1,173
                                                                    --------       --------       --------

   Net Income (Loss)                                                $ (1,421)      $  1,437       $ (2,858)
                                                                    ========       ========       ========

   Basic and Diluted Loss per Share                                 $   (.07)                     $   (.15)
                                                                    ========                      ========

   Basic and Diluted Weighted Average Shares                          19,402                        19,402
                                                                    ========                      ========






                                       3

                                                                   FORM 8-K

                              THERMO TERRATECH INC.

                         PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                        Nine Months Ended January 1, 2000
                                   (Unaudited)
                                                                      Thermo       Less:
                                                                   TerraTech  Metal Treating     Pro Forma
                                                                   (In thousands except per share amounts)

   Revenues                                                         $234,790       $ 12,551       $222,239
                                                                    --------       --------       --------

   Costs and Operating Expenses:
    Cost of revenues                                                 185,059          9,858        175,201
    Selling, general, and administrative expenses                     34,439          1,700         32,739
    Restructuring costs                                               56,524              -         56,524
                                                                    --------       --------       --------

                                                                     276,022         11,558        264,464
                                                                    --------       --------       --------

   Operating Income (Loss)                                           (41,232)           993        (42,225)

   Interest Income                                                     2,037              -          2,037
   Interest Expense                                                   (6,678)             -         (6,678)
                                                                    --------       --------       --------

   Income (Loss) Before Income Taxes, Minority Interest, and         (45,873)           993        (46,866)
    Extraordinary Item
   Provision for Income Taxes                                         (1,244)          (398)          (846)
   Minority Interest Income                                            3,316              -          3,316
                                                                    --------       --------       --------

   Income (Loss) Before Extraordinary Item                           (43,801)           595        (44,396)
   Extraordinary Item, Net of Income Tax Provision of $64                 96              -             96
                                                                    --------       --------       --------

   Net Income (Loss)                                                $(43,705)      $    595       $(44,300)
                                                                    ========       ========       ========

   Basic and Diluted Loss per Share                                 $  (2.29)                     $  (2.32)
                                                                    ========                      ========

   Basic and Diluted Weighted Average Shares                          19,066                        19,066
                                                                    ========                      ========




                                                                      FORM 8-K

                              THERMO TERRATECH INC.

                 PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                              As of January 1, 2000
                                   (Unaudited)

                                                Thermo         Less:         Pro Forma
                                             TerraTech   Metal Treating      Adjustments         Pro Forma
                                                                   (In thousands)

   ASSETS
   Current Assets:
    Cash and cash equivalents                 $  4,905         $      -         $ 14,608         $  19,513
    Advance to affiliate                        49,436                -                -            49,436
    Accounts receivable, net                    52,330            2,296                -            50,034
    Unbilled contract costs and fees            26,950                -                -            26,950
    Inventories                                  2,452               15                -             2,437
    Deferred tax asset                           6,668                -                -             6,668
    Other current assets                         3,685              568                -             3,117
                                              --------         --------         --------         ---------

                                               146,426            2,879           14,608           158,155
                                              --------         --------         --------         ---------

   Property, Plant, and Equipment, at           70,357            6,055                -            64,302
    Cost, Net                                 --------         --------         --------         ---------

   Other Assets                                  9,623                -                -             9,623
                                              --------         --------         --------         ---------

   Cost in Excess of Net Assets of              88,865            2,526                -            86,339
    Acquired Companies                        --------         --------         --------         ---------

                                              $315,271         $ 11,460         $ 14,608         $ 318,419
                                              ========         ========         ========         =========




                                       5

                                                                       FORM 8-K

                              THERMO TERRATECH INC.

                        PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET (continued)
                              As of January 1, 2000
                                   (Unaudited)
                                                Thermo             Less:        Pro Forma
                                             TerraTech   Metal Treating       Adjustments        Pro Forma
                                                                     (In thousands)

   LIABILITIES AND SHAREHOLDERS' INVESTMENT
   Current Liabilities:
    Short-term obligations and current        $ 19,549         $      -         $       -         $ 19,549
      maturities of long-term obligations
    Subordinated convertible debentures         37,950                -                 -           37,950
    Accounts payable                            20,939              300                 -           20,639
    Accrued payroll and employee benefits       12,223              602                 -           11,621
    Accrued restructuring costs                  8,660                -                 -            8,660
    Deferred revenue                             4,169                -                 -            4,169
    Other accrued expenses                      13,347              298               800           13,849
    Due to parent company and affiliated         2,140                -                 -            2,140
      companies                               --------         --------         ---------         --------

                                               118,977            1,200               800          118,577
                                              --------         --------         ---------         --------

   Deferred Income Taxes                           685                -                 -              685
                                              --------         --------         ---------         --------

   Other Deferred Items                          1,097                -                 -            1,097
                                              --------         --------         ---------         --------

   Long-term Obligations                       118,241                -                 -          118,241
                                              --------         --------         ---------         --------

   Minority Interest                            24,785                -                 -           24,785
                                              --------         --------         ---------         --------

   Shareholders' Investment:
    Common stock                                 1,959                -                 -            1,959
    Capital in excess of par value              70,993                -                 -           70,993
    Accumulated deficit                        (17,807)               -             3,548          (14,259)
    Treasury stock at cost                      (3,846)               -                 -           (3,846)
    Deferred compensation                         (216)               -                 -             (216)
    Accumulated other comprehensive items          403                -                 -              403
    Parent company investment                        -           10,260            10,260                -
                                              --------         --------         ---------         --------

                                                51,486           10,260            13,808           55,034
                                              --------         --------         ---------         --------

                                              $315,271         $ 11,460         $  14,608         $318,419
                                              ========         ========         =========         ========





                                       6

                                                                   FORM 8-K

                              THERMO TERRATECH INC.

                      NOTES TO PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS
                                   (Unaudited)

Note 1 - Pro Forma Adjustments to Pro Forma Consolidated Condensed Balance Sheet
(In thousands)

                                                                                           January 1, 2000

                                                                                             Debit (Credit)

Cash and Cash Equivalents
Cash received for sale of net assets of the Metal Treating                                        $ 14,608
 Business (excluding proceeds received for certain fixed
 assets owned by Thermo Electron)                                                                 --------

Other Accrued Expenses
Estimated accrued transaction costs, including legal fees and other costs                         $   (800)
                                                                                                  --------

Shareholders' Investment
Elimination of the Metal Treating Business equity account                                         $(13,808)
 and excess of proceeds from sale over parent company
 investment in the Metal Treating Business                                                        --------

      The Company recognized a gain of $3,548,000 on the sale of the Metal
Treating Business. This gain has not been included in the pro forma results of operations.


                                       7


                                                           FORM 8-K

                              THERMO TERRATECH INC.

Item 7.  Financial Statements, Pro Forma Condensed Financial Information and Exhibits (continued)

(c)    Exhibits

       2.1 Asset Purchase Agreement by and among Thermo TerraTech Inc.,
           Metallurgical, Inc., Cal-Doran Metallurgical Services, Inc., and Metal
           Treating Inc. (as Sellers) and Lindberg Corporation (as Buyer), dated as of May 31, 2000.



                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 15th day of June 2000.

                                   THERMO TERRATECH INC.



                                   /s/ Theo Melas-Kyriazi
                                   Theo Melas-Kyriazi
                                   Vice President and Chief Financial Officer
                                   (Principal Financial and Accounting Officer)